UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2021

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ROGUE ONE, INC.

(Exact name of registrant as specified in its charter)

Nevada	00-24723	88-0393257
(State or other jurisdiction of Incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1024 K Street, N.W., Suite 454

Washington, DC 20005

(Address of Principal Executive Office)

(405) 923-1254

Registrant's telephone number including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us” and the “Company” refers to Rogue One, Inc., (formerly known as Fresh Promise Foods, Inc.) a Nevada corporation.

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS". FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING ESTIMATES, PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, PERFORMANCE OR PRODUCTS, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS.  IN SOME CASES FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “ESTIMATED,” "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING,  BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY AND ITS PLANS OR INTENTIONS, ESTIMATES, GOALS, COMPETITIVE TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS.  NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED.  ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS SET FORTH HEREIN AND THOSE SET FORTH IN OUR MOST RECENT FORM 10-K, INCLUDING, BUT NOT LIMITED TO "THE FACTORS THAT MAY AFFECT FUTURE RESULTS" SHOWN AS ITEM 1A IN OUR FORM 10-K AND THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS LIMITED ASSETS AND OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, AND THE LEGAL UNCERTAINTIES THAT DIRECTLY AND INDIRECTLY IMPACT DEVELOPMENT-STAGE COMPANIES.  ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.  WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS PRESS RELEASE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

ITEM 5.03. Amendment to Articles of Incorporation.

A.       The Amendment to the Certificate of Designation of Preferences for the

Series D Preferred Stock.

On September 24, 2021 we submitted to the Nevada Secretary of State that certain Amendment (the “Amendment”) to the Certificate of Designation of Preferences for our Series D Preferred Stock (par value $0.00001) (the “Series D Preferred Shares”) that is to be effective September 20, 2021.

Under the terms of the Amendment, our Board of Directors approved an increase in the number of Series D Preferred Shares to one hundred twenty-five (125). The other remaining rights and privileges of our Series D Preferred Stock remain unchanged.

Our Board of Directors believes that the increase in the number of the Series D Preferred Shares may, if circumstances allow, provide the Company’s Board of Directors with a measure of additional financial flexibility in responding to events and matters beyond its control.

B.       The Amendment to the Certificate of Designation of Preferences for the

Series E Preferred Stock.

On September 24, 2021, we submitted to the Nevada Secretary of State that certain Amendment (the “Amendment”) to the Certificate of Designation of Preferences for our Series E Preferred Stock (par value $0.00001) (the “Series D Preferred Shares”) that is to be effective September 20, 2021.

Under the terms of the Amendment, our Board of Directors approved an increase in the number of Series E Preferred Shares to one hundred (100). The other remaining rights and privileges of our Series E Preferred Stock remain unchanged.

Our Board of Directors believes that the increase in the number of the Series E Preferred Shares may, if circumstances allow, provide the Company’s Board of Directors with a measure of additional financial flexibility in responding to events and matters beyond its control.

Matter of Risk Factors

We are a small public company and we have limited managerial and financial resources and for this and other reasons we face significant and continuing challenges that other larger public companies do not face. Any holder of our Common Stock should review the Risk Factors presented in Item 1A of our 2020 Annual Report for further guidance before making any investment decision with respect to our Common Stock.

Further, our Common Stock should be considered a “HIGH RISK” investment that is only suitable for those investors who can afford the total loss of their investment. We are also aware and investors should fully appreciate that our Common Stock is traded only on OTC Markets and as a result, there is only a limited and sporadic trading market for our Common Stock and we do not anticipate that any liquid and continuous trading market for our Common Stock will ever develop at any time in the future or, if it does develop, that it will be sustained.

We are a small public company with very limited financial and managerial resources and we face direct competition from many larger, well-established competitors who possess significantly greater financial and managerial resources. As a result, investors who acquire our Common Stock, our Preferred Stock and our debt instruments face significantly greater risks and uncertainties and likely will continue to face significantly greater risks and uncertainties in the future.

Item 9.01 Financial Tables and Exhibits

(d)	Exhibits

Exhibit 99.1	Amendment to Certificate of Designation of Preferences – Series D Preferred Stock
Exhibit 99.2	Amendment to Certificate of Designation of Preferences – Series E Preferred Stock
Exhibit 99.3	Equity Line of Credit Agreement
Exhibit 99.4	First Amendment to Equity Line of Credit Agreement
Exhibit 99.5	Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGUE ONE, INC.

Date: September 24, 2021	By:	/s/ Joe E. Poe, Jr.
	Name:	Joe E. Poe, Jr.
	Title:	Chief Executive Officer